UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2021

SYNTHETIC BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9605 Medical Center Drive, Suite 270

Rockville, Maryland 20850

(Address of principal executive offices and zip code)

(301) 417-4364

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 14, 2021, Synthetic Biologics, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”), which had been adjourned twice. At the Annual Meeting, the Company’s stockholders voted on the following four (4) proposals and cast their votes as described below.  These matters are described in detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on August 16, 2021 with the Securities and Exchange Commission (the “Definitive Proxy Statement”).

The final results for Proposals 1, 2, 3 and 4 as set forth in the Definitive Proxy Statement are as follows:

Proposal 1 — Election of Directors

The following four (4) individuals were elected as directors, to serve until the Company’s next annual meeting of stockholders and until their respective successors have been duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes
Jeffrey J. Kraws	20,918,855	14,514,757	31,927,781
Steven A. Shallcross	23,667,941	11,765,671	31,927,781
John Monahan	23,662,496	11,771,116	31,927,781
Jeffrey Wolf	21,810,401	13,623,211	31,927,781

Proposal 2 — Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021

The stockholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,388,791	5,632,624	2,339,978	0

Proposal 3 — Approval of an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 350,000,000

The stockholders did not approve this proposal to amend the Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 350,000,000 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,677,676	24,148,841	1,534,876	0

Proposal 4 — Authorization of an adjournment of the 2021 Annual Meeting of Stockholders, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.

The stockholders approved the authorization of an adjournment of the 2021 Annual Meeting based on the votes listed below; however, the Board of Directors determined not to adjourn the 2021 Annual Meeting of Stockholders to solicit additional proxies in favor of Proposal 3:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,294,294	17,302,032	2,765,067	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2021	SYNTHETIC BIOLOGICS, INC.

	By:	/s/ Steven A. Shallcross
		Name:	Steven A. Shallcross
		Title:	Chief Executive Officer and Chief Financial Officer